SCHEDULE 14C INFORMATION



Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[ ] Definitive Information Statement


                                 MM2 GROUP, INC.
             (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

REG. SS.240.14C-101. [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

-------------------------

2) Form, Schedule or Registration Statement No.:

-------------------------

3) Filing Party:

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4) Date Filed:

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

                                 MM2 GROUP, INC.
                           5 REGENT STREET, SUITE 520
                              LIVINGSTON, NJ 07039

                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
                  TO BE EFFECTIVE ON OR ABOUT JANUARY 21, 2009


     This Notice of Shareholder Action by Written Consent and the accompanying Information Statement are being furnished to the shareholders of MM2 Group, Inc., a New Jersey corporation ("MM2", the "Company," "we" or "us"), in connection with action taken by the holders of at least a majority of the aggregate of our Class A Common Stock ("Class A Common Stock") and our voting Class B Common Stock ("Class B Common Stock") (both the Class A Common Stock and Class B Common Stock hereinafter are collectively referred to as the "Voting Common Stock") approving, by written consent dated November 25, 2008, the following:

     1. An Amendment to the Certificate of Incorporation whereby the authorized number of Class A Common Stock is increased to Four Billion (4,000,000,000) shares;

     2. The MM2 Group, Inc. 2007 Stock Incentive Plan (the "2007 Incentive Plan"); and

     3. The Genotec Nutritionals, Inc. 2007 Stock Incentive Plan ("2007 Genotec Plan").

     4. A reverse split of our Class A Common Stock whereby the total issued and outstanding number of Class A Common Stock shares shall equal 10 million (10,000,000) shares and an Amendment to the Certificate of Incorporation to effect this reverse split.

     5.Election of the Board of Directors.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Because the written consent of the holders of over fifty percent (50%) of our Voting Common Stock ("Required Shareholders") satisfies any applicable shareholder voting requirements under the New Jersey Business Corporation Act of the State of New Jersey (the "Corporation Law"), the Company's Certificate of Incorporation and its By-laws, your vote or consent is not required to approve these matters. Additionally, the shareholder action being taken pursuant to written consent as explained above does not require the Company to provide shareholders with appraisal rights or any other rights of dissenters to these actions under the Corporation Law.

     THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

November 26, 2008

                                 MM2 GROUP, INC.
                           5 REGENT STREET, SUITE 520
                              LIVINGSTON, NJ 07039


                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
                  TO BE EFFECTIVE ON OR ABOUT JANUARY 21, 2009
--------------------------------------------------------------------------------

     This Notice of Shareholder Action by Written Consent and the accompanying Information Statement are being furnished to the shareholders of MM2 Group, Inc., a New Jersey corporation ("MM2", the "Company," "we" or "us"), in connection with action taken by the holders of at least a majority of the aggregate of our Class A Common Stock ("Class A Common Stock") and our voting Class B Common Stock ("Class B Common Stock") (both the Class A Common Stock and Class B Common Stock hereinafter are collectively referred to as the "Voting Common Stock") approving, by written consent dated November 25, 2008, the following:

     1. An Amendment to the Certificate of Incorporation whereby the authorized number of Class A Common Stock is increased to Four Billion (4,000,000,000) shares;

     2. The MM2 Group, Inc. 2007 Stock Incentive Plan (the "2007 Incentive Plan"); and

     3. The Genotec Nutritionals, Inc. 2007 Stock Incentive Plan ("2007 Genotec Plan").

     4.A reverse split of our Class A Common Stock whereby the total issued and outstanding number of shares shall equal 10 million (10,000,000) shares and approve an Amendment to the Certificate of Incorporation to effect this reverse split.

     5.Election of the Board of Directors.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Because the written consent of the holders of over fifty percent (50%) of our Voting Common Stock ("Required Shareholders") satisfies any applicable shareholder voting requirements under the New Jersey Business Corporation Act of the State of New Jersey (the "Corporation Law"), the Company's Certificate of Incorporation and its By-laws, your vote or consent is not required to approve these matters.

     This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to holders of the Company's Voting Common Stock entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent. This Information Statement also constitutes notice, pursuant to Section 14A:5-6 of the Corporation Law, of the taking of corporate action without a meeting by less than unanimous written consent of the Company's shareholders

     This Information Statement is being made available to shareholders on the Internet pursuant to Rule 14a-16 of the Exchange Act and will be mailed only to shareholders requesting it pursuant to Rule 14a-16(j). We anticipate that the shareholder action with written consent will be effective on January 21, 2009, the date that is forty (40) calendar days after the Notice of Internet Availability of Information Statement Materials is first sent to shareholders.

     The entire cost of publishing and furnishing this Information Statement will be borne by the Company.

VOTING AND VOTE REQUIRED

     We are not seeking consent, authorizations or proxies from you. Section 14A:5-6 of the Corporation Law provides that, unless otherwise provided in the certificate of incorporation, action required or permitted to be taken at a meeting of shareholders may be taken without a meeting and without a vote if the action is taken by holders of outstanding stock having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted

                                            By Order of the Board of Directors
                                            Mark Meller
                                            President and
                                            Chief Executive Officer
                                            Livingston, New Jersey

November 26, 2008

                ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

     The following actions were approved by written consent of the Required Shareholders based upon the unanimous recommendation of our board of directors:


                                    ACTION 1
               THE AUTHORIZATION OF 4 BILLION COMMON STOCK SHARES

     As of the date for this Information Statement, the Company had 490 million Class A Common Stock shares authorized, 449,999,999 Class A Common Stock shares issued and outstanding and 40,000,001 Class A Common Stock shares remaining authorized and unissued. Therefore, for the Company to continue to raise capital through the issuance of its Class A Common Stock and fund its working capital needs, the number of authorized Class A Common Stock shares must be increased.

     On April 1, 2005, and as subsequently amended on July 20, 2006 and January 4, 2007, the Company had entered into a Securities Purchase Agreement with certain investors for the sale of $2.5 million in convertible debentures. On April 1, 2005, the Company issued $1,250,000 of secured convertible debentures pursuant to the Securities Purchase Agreement. On January 4, 2007, we issued a second secured convertible debenture in the principal amounts of $625,000. The balance of the funds available on the Securities Purchase Agreement was withdrawn when we failed to complete the requirements of filing a registration statement and ensuring that that registration statement was deemed effective by the Securities and Exchange Commission. However, as of September 30, 2008, the balance of the convertible debentures equaled $1,719,058 plus accrued interest of $380,586, that will require the issuance of additional Class A Common Stock shares upon the future conversion of these debentures. A portion of these newly authorized, but unissued shares will be used for this purpose.

     With the increase in the authorized, but unissued shares of our Class A Common Stock, these shares will be available for future issuance without our stockholders' approval. These additional shares may be utilized for a variety of corporate purposes, including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of our Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Company's board of directors' desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price. Our Certificate of Incorporation contains provisions that amendments properly authorized by the Board of Directors, may have the effect of making the acquisition of control of MM2 in a transaction not approved by our Company's board of directors more difficult. The Board of Directors could amend our Certificate of Incorporation by authorizing and distributing a Junior Preferred Convertible Stock to Class A Common Stock shareholders that, upon a third party acquiring a material percentage of the Company's Class A Common Stock without the consent of the Board of Directors, would automatically convert into Class A Common Stock that would result in a substantial increase in the number of Class A Common Stock. Without an increase in the authorized and unissued Class A Common Stock, the issuance of this anti-takeover Junior Preferred Convertible Stock would not be available to the Company. However, there are no plans at the present time to adopt any plans, proposals or other provisions or enter into any other arrangements that may have material anti-takeover consequences.

     Upon amending the Certificate of Incorporation in accordance with Action 4 described elsewhere in this Information Statement to effect the Reverse Split of the Class A Common Stock, the number of issued and outstanding Class A Common Stock shares will be reduced to approximately 10 million shares, once the Reverse Split is completed and approximately 3,990,000,000 Class A Common Stock shares will remain authorized and unissued, available for future issuance. Upon this shareholder Action 1 becoming effective, management will file an Amendment to the Company's Certificate of Incorporation to effect this increase in authorized Class A Common Stock shares.

                                    ACTION 2
       THE AUTHORIZATION OF THE MM2 GROUP, INC. 2007 STOCK INCENTIVE PLAN

     MM2's Board of Directors has unanimously approved the adoption of the MM2 Group, Inc. 2007 Stock Incentive Plan (the "2007 Incentive Plan"). The 2007 Incentive Plan is included as APPENDIX A to this Information Statement.

PURPOSE


     The 2007 Incentive Plan was adopted by the Board of Directors on July 9, 2007 to provide a means by which employees, members of the Board of Directors or consultants of MM2 (and any subsidiary of MM2 designated by the MM2 Board of Directors to participate in the Plan) may be given an opportunity to acquire shares of MM2 common stock. The 2007 Incentive Plan provides that the number authorized shares shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company's Class A Common Stock, no par value per share, as determined by the Board from time to time. The Board felt that this provision would provide the Company with added flexibility to increase the number of shares authorized under the 2007 Incentive Plan as the number of outstanding Class A Common Stock shares increase over the years.

ADMINISTRATION

     The Board of Directors of MM2, or a committee composed of two or more members of the board, is authorized to administer the 2007 Incentive Plan. If administration is delegated to a committee, such committee will have, in connection with the administration of the 2007 Incentive Plan, the powers possessed by the board. As used herein with respect to the 2007 Incentive Plan, the "board" refers to the committee as well as the board itself.

     The board has the power to construe and interpret the 2007 Incentive Plan and, subject to the provisions of the 2007 Incentive Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, in addition to cash, that may be used to pay the purchase price upon exercise of the option, and other terms of the option.

SHARES SUBJECT TO THE 2007 INCENTIVE PLAN

     Pursuant to the 2007 Incentive Plan, the Class A Common Stock underlying the options that may be issued pursuant to awards under the 2007 Incentive Plan shall not exceed in the aggregate twenty percent (20%) of the outstanding number of MM2 Class A Common Stock shares, as determined by the Board of Directors or the committee that administrators the 2007 Incentive Plan, from time to time. If any option is surrendered (except surrender for shares of common stock) or for any other reason ceases to be exercisable, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2007 Incentive Plan.

ELIGIBILITY

     Incentive stock options may be granted only to employees (including officers and directors who are employees). Non-statutory stock options may be granted to employees, directors, officers, independent contractors, and consultants. All of MM2's executive officers, employees, consultants and directors are eligible to receive grants under the 2007 Incentive Plan.

     No person is eligible for the grant of an incentive stock option, if at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of MM2 (a "10% Shareholder") unless the exercise price of such option is at least 110% of the fair market value of such common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all such plans of MM2 and its affiliates) may not exceed $100,000 dollars.

     At this time, it is anticipated that only MM2's executive officers, employees, consultants and directors will receive grants under the 2007 Incentive Plan. However, the Board of Directors of MM2 have not considered or decided which individuals will be granted stock and/or options under the 2007 Incentive Plan, except for Lawrence A. Muenz a partner in the firm of Meritz & Muenz LLP., that will be issued MM2 Class A Common in lieu of cash for payment of fees accrued for legal representation provided to MM2.


                                NEW PLAN BENEFIT
                    MM2 GROUP, INC. 2007 STOCK INCENTIVE PLAN

NAME AND POSITION                       DOLLAR VALUE($)        NUMBER OF UNITS
--------------------------------------------------------------------------------

Mark Meller                                    $0                     0
Jerome Mahoney                                 $0                     0
Executive Group                                $0                     0
Non-executive Director Group                   $0                     0
Non-executive Officer Employee Group           $0                     0

TERMS OF OPTIONS

     TERM. No option is exercisable after the expiration of ten (10) years from the date it was granted, except for a 10% Shareholder for which the expiration shall be no more than five (5) years.

     EXERCISE/PURCHASE PRICE. The exercise price of each option will not be less than 100% of the fair market value of the common stock on the date of grant, except for a 10% Shareholder for which the exercise price shall be no less than 110% of the fair market value of the common stock on the date of grant.

     CONSIDERATION. The purchase price of stock acquired pursuant to an option is paid either in cash at the time the option is exercised or at the discretion of the committee, (i) by delivery of already owned common stock of MM2 or by withholding common stock otherwise deliverable upon exercise of the discretionary option, (ii) by delivery on a form prescribed by the committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of stock and deliver all or a portion of the proceeds to MM2 in payment for the stock, (iii) by delivery of the optionee's promissory note with such provisions as the committee determines appropriate, or (iv) any combination of the foregoing (including cash). If the exercise price of an option is paid by withholding common stock otherwise deliverable upon exercise of the option, the committee may issue the optionee an additional option to purchase a number of shares of common stock equal to the number of shares withheld. This additional option shall have the same terms as the option that was exercised except that its exercise price shall be the fair market value of the common stock on the date of grant of the additional option.

     The committee may, in its sole discretion, authorize the surrender of all or part of an unexercised option (excluding non-discretionary options described below) and authorize a payment thereof of an amount equal to the difference between the aggregate fair market value of the common stock subject to such option and the aggregate option price of such common stock. Such payment may be made in cash, shares of common stock (using the fair market value on the date of surrender), or some combination thereof.

     TRANSFERABILITY. An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A non-statutory stock option shall be transferable to the extent permitted by the option agreement covering the option.

     VESTING. The vesting schedule of each stock option granted under the 2007 Incentive Plan will be determined by the committee. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

EFFECT OF CERTAIN CORPORATE EVENTS

     If any change is made in the common stock subject to the 2007 Incentive Plan or subject to any option granted under the 2007 Incentive Plan through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of MM2, appropriate adjustments shall be made by the committee in order to preserve but not increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

     A stock option agreement may provide for accelerated vesting in the event of certain changes in control (all grants to non-employee directors shall so provide). If a stock option agreement contains a change in control provision, it will also provide that the stock option will remain exercisable for the remainder of its term except that it will terminate upon the effective date of a change in control in which MM2 is not the surviving entity, or in which all or substantially all assets of the company are disposed of, sold or transferred, or upon the complete liquidation or dissolution of MM2.

AMENDMENT OF PLAN AND GRANTS

     The board at any time, and from time to time, may amend the 2007 Incentive Plan. However, no amendment will be effective without the consent of shareholders then sufficient to approve the 2007 Incentive Plan in the first instance where the amendment will increase the maximum number of shares subject to stock options issued under the 2007 Incentive Plan, except as presently permitted under the 2007 Incentive Plan or change the designation or class of persons eligible to receive incentive stock options under the 2007 Incentive Plan.

     The board may amend the terms of any outstanding option. However, any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without optionee's written consent. Notwithstanding the foregoing, the board may, without written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

TERMINATION OF PLAN

     The board may suspend or terminate the 2007 Incentive Plan at any time or from time to time. Unless sooner terminated by the board, the 2007 Incentive Plan will terminate on July 8, 2017.

FEDERAL INCOME TAX INFORMATION

     INCENTIVE STOCK OPTIONS. Options granted under the 2007 Incentive Plan which are designated as incentive stock options are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Code.

     There generally are no federal income tax consequences to the optionee or MM2 by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, MM2 will generally be entitled (subject to the requirement of reasonableness, the provision of 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     NON-STATUTORY STOCK OPTIONS. Options granted under the 2007 Incentive Plan which are not designated as incentive stock options are "non-statutory stock options" which generally have the federal income tax consequences described below:

     There are no tax consequences to the optionee or MM2 by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, MM2 is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, MM2 will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted under the 2007 Incentive Plan, when combined with all other types of compensation received by a covered employee from MM2, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period, the per-employee limitation is approved by the shareholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by shareholders. Stock options granted under the 2007 Incentive Plan are intended to qualify for the exemption for performance-based compensation.

POSSIBLE ANTI-TAKEOVER EFFECTS

     Although not intended as an anti-takeover measure by MM2's Board of Directors, one of the possible effects of the 2007 Incentive Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

NEW PLAN BENEFITS

     As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 2007 Incentive Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

     The 2007 Incentive Plan is submitted for shareholder approval to satisfy
Section 422 of the Internal Revenue Code (the "Code") that requires that for an stock option to qualify as an Incentive Stock Option, as defined in the Code, "the option is granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options, and which is approved by the stockholders of the granting corporation within 12 months before or after the date such plan is adopted". The Board of Directors has made no determination as to who will be granted stock options and/or stock awards under the 2007 Incentive Plan.

                                    ACTION 3
  THE AUTHORIZATION OF THE GENOTEC NUTRITIONALS, INC. 2007 STOCK INCENTIVE PLAN

     MM2's Board of Directors has unanimously approved the adoption of the Genotec Nutritionals, Inc. 2007 Stock Incentive Plan (the "2007 Genotec Plan"). The 2007 Genotec Plan is included as APPENDIX B to this Information Statement.

PURPOSE


     The 2007 Genotec Plan was adopted by the Board of Directors on July 9, 2007 to provide a means by which employees, members of the Board of Directors or consultants of Genotec Nutritionals, Inc. ("Genotec"), a wholly owned subsidiary of MM2, may be given an opportunity to acquire shares of MM2 common stock. The 2007 Genotec Plan provides that the number authorized shares shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company's Class A Common Stock, no par value per share, as determined by the Board from time to time. The Board felt that this provision would provide the Company with added flexibility to increase the number of shares authorized under the 2007 Genotec Plan as the number of outstanding Class A Common Stock shares increase over the years.

ADMINISTRATION

     The Board of Directors of MM2, or a committee composed of two or more members of the board, is authorized to administer the 2007 Genotec Plan. If administration is delegated to a committee, such committee will have, in connection with the administration of the 2007 Genotec Plan, the powers possessed by the board. As used herein with respect to the 2007 Genotec Plan, the "board" refers to the committee as well as the board itself.

     The board has the power to construe and interpret the 2007 Genotec Plan and, subject to the provisions of the 2007 Genotec Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, in addition to cash, that may be used to pay the purchase price upon exercise of the option, and other terms of the option.

SHARES SUBJECT TO THE 2007 GENOTEC PLAN

     Pursuant to the 2007 Genotec Plan, the Class A Common Stock underlying the options that may be issued pursuant to awards under the 2007 Genotec Plan shall not exceed in the aggregate twenty percent (20%) of the outstanding number of MM2 Class A Common Stock shares, as determined by the Board of Directors or the committee that administrators the 2007 Genotec Plan, from time to time. If any option is surrendered (except surrender for shares of common stock) or for any other reason ceases to be exercisable, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2007 Genotec Plan.

ELIGIBILITY

     Incentive stock options may be granted only to employees (including officers and directors who are employees). Non-statutory stock options may be granted to employees, directors, officers, independent contractors, and consultants. All of Genotec's executive officers, employees, consultants and directors are eligible to receive grants under the 2007 Genotec Plan.

     No person is eligible for the grant of an incentive stock option, if at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of MM2 (a "10% Shareholder") unless the exercise price of such option is at least 110% of the fair market value of such common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all such plans of MM2 and its affiliates) may not exceed $100,000 dollars.

     At this time, it is anticipated that only Genotec's executive officers, employees, consultants and directors will receive grants under the 2007 Genotec Plan. However, the Board of Directors of MM2 have not considered or decided which individuals will be granted stock and/or options under the 2007 Genotec Plan.


                                NEW PLAN BENEFIT
              GENOTEC NUTRITIONALS, INC. 2007 STOCK INCENTIVE PLAN

NAME AND POSITION                        DOLLAR VALUE($)       NUMBER OF UNITS
--------------------------------------------------------------------------------

Mark Meller                                    $0                     0
Jerome Mahoney                                 $0                     0
Executive Group                                $0                     0
Non-executive Director Group                   $0                     0
Non-executive Officer Employee Group           $0                     0


TERMS OF OPTIONS

     TERM. No option is exercisable after the expiration of ten (10) years from the date it was granted, except for a 10% Shareholder for which the expiration shall be no more than five (5) years.

     EXERCISE/PURCHASE PRICE. The exercise price of each option will not be less than 100% of the fair market value of the common stock on the date of grant, except for a 10% Shareholder for which the exercise price shall be no less than 110% of the fair market value of the common stock on the date of grant.

     CONSIDERATION. The purchase price of stock acquired pursuant to an option is paid either in cash at the time the option is exercised or at the discretion of the committee, (i) by delivery of already owned common stock of MM2 or by withholding common stock otherwise deliverable upon exercise of the discretionary option, (ii) by delivery on a form prescribed by the committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of stock and deliver all or a portion of the proceeds to MM2 in payment for the stock, (iii) by delivery of the optionee's promissory note with such provisions as the committee determines appropriate, or (iv) any combination of the foregoing (including cash). If the exercise price of an option is paid by withholding common stock otherwise deliverable upon exercise of the option, the committee may issue the optionee an additional option to purchase a number of shares of common stock equal to the number of shares withheld. This additional option shall have the same terms as the option that was exercised except that its exercise price shall be the fair market value of the common stock on the date of grant of the additional option.

     The committee may, in its sole discretion, authorize the surrender of all or part of an unexercised option (excluding non-discretionary options described below) and authorize a payment thereof of an amount equal to the difference between the aggregate fair market value of the common stock subject to such option and the aggregate option price of such common stock. Such payment may be made in cash, shares of common stock (using the fair market value on the date of surrender), or some combination thereof.

     TRANSFERABILITY. An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A non-statutory stock option shall be transferable to the extent permitted by the option agreement covering the option.

     VESTING. The vesting schedule of each stock option granted under the 2007 Genotec Plan will be determined by the committee. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

EFFECT OF CERTAIN CORPORATE EVENTS

     If any change is made in the common stock subject to the 2007 Genotec Plan or subject to any option granted under the 2007 Genotec Plan through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of MM2, appropriate adjustments shall be made by the committee in order to preserve but not increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

     A stock option agreement may provide for accelerated vesting in the event of certain changes in control (all grants to non-employee directors shall so provide). If a stock option agreement contains a change in control provision, it will also provide that the stock option will remain exercisable for the remainder of its term except that it will terminate upon the effective date of a change in control in which MM2 is not the surviving entity, or in which all or substantially all assets of the company are disposed of, sold or transferred, or upon the complete liquidation or dissolution of MM2.

AMENDMENT OF PLAN AND GRANTS

     The board at any time, and from time to time, may amend the 2007 Genotec Plan. However, no amendment will be effective without the consent of shareholders then sufficient to approve the 2007 Genotec Plan in the first instance where the amendment will increase the maximum number of shares subject to stock options issued under the 2007 Genotec Plan, except as presently permitted under the 2007

Genotec Plan or change the designation or class of persons eligible to receive incentive stock options under the 2007 Genotec Plan.

     The board may amend the terms of any outstanding option. However, any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without optionee's written consent. Notwithstanding the foregoing, the board may, without written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

TERMINATION OF PLAN

     The board may suspend or terminate the 2007 Genotec Plan at any time or from time to time. Unless sooner terminated by the board, the 2007 Genotec Plan will terminate on July 8, 2017.

FEDERAL INCOME TAX INFORMATION

     INCENTIVE STOCK OPTIONS. Options granted under the 2007 Genotec Plan which are designated as incentive stock options are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under
Section 422 of the Code.

     There generally are no federal income tax consequences to the optionee or MM2 by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, MM2 will generally be entitled (subject to the requirement of reasonableness, the provision of 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     NON-STATUTORY STOCK OPTIONS. Options granted under the 2007 Genotec Plan which are not designated as incentive stock options are "non-statutory stock options" which generally have the federal income tax consequences described below:

     There are no tax consequences to the optionee or MM2 by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, MM2 is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, MM2 will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock.

Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted under the 2007 Genotec Plan, when combined with all other types of compensation received by a covered employee from MM2, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period, the per-employee limitation is approved by the shareholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by shareholders. Stock options granted under the 2007 Genotec Plan are intended to qualify for the exemption for performance-based compensation.

POSSIBLE ANTI-TAKEOVER EFFECTS

     Although not intended as an anti-takeover measure by MM2's Board of Directors, one of the possible effects of the 2007 Genotec Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

NEW PLAN BENEFITS

     As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 2007 Genotec Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

            The 2007 Genotec Plan is submitted for shareholder approval to satisfy Section 422 of the Internal Revenue Code (the "Code") that requires that for an stock option to qualify as an Incentive Stock Option, as defined in the Code, "the option is granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options, and which is approved by the stockholders of the granting corporation within 12 months before or after the date such plan is adopted". The Board of Directors has made no determination as to who will be granted stock options and/or stock awards under the 2007 Genotec Plan.

                                    ACTION 4
       AUTHORIZATION TO AMEND MM2 GROUP'S CERTIFICATE OF INCORPORATION TO
                   EFFECT A REVERSE SPLIT OF THE COMMON STOCK

GENERAL

     The Board of Directors has unanimously approved a proposal to amend the Company's Certificate of Incorporation to implement a reverse stock split of the Company's Class A Common Stock so that the number of issued Class A Common Stock shares shall equal approximately 10 million ("Reverse Split").

As of the record date of this Information Statement with 449,999,999 issued and outstanding Class A Common Stock shares, the Reverse Split will convert 45 (forty-five) shares into one (1) share.

     After the filing of an amendment to the Certificate of Incorporation ("Amendment") with the State of New Jersey, the Reverse Split will be effective ("Effective Date"), and each stock certificate representing shares of Class A Common Stock outstanding immediately prior to the Reverse Split ("Old Shares") will be deemed automatically, without any action on the part of the stockholders, to represent a fraction of such number of shares of Class A Common Stock after the Reverse Split ("New Shares"). No fractional New Shares will be issued as a result of a Reverse Split. In lieu thereof, each stockholder whose Old Shares are not evenly divisible will receive one additional New Share for the fractional New Share that such stockholder would otherwise be entitled to receive as a result of a Reverse Split. Due to the issuance of whole shares for those shareholders that would have received fractional shares due to the reverse split, the number of issued and outstanding Class A Common Stock shares will slightly exceed 10 million shares after the Reverse Split. After the Reverse Split becomes effective, stockholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the stockholders; however, each certificate representing Old Shares will continue to be valid and represent New Shares equal to a fraction of the number of Old Shares (plus one additional New Share where such Old Shares are not evenly divisible).

     At the present time, the Company's Certificate of Incorporation authorizes a total of 490 million Class A Common Stock shares. As of the record date, the Company had 449,999,999 Class A Common Stock shares issued and outstanding, with 40,000,001 shares remaining for future issuance. Once the Reverse Split is effectuated, the Company will thereafter have approximately 10 million shares outstanding (449,999,999 outstanding shares divided by 45), with approximately 1,990,000,000 shares remaining for future issuance. The Class A Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Class A Common Stock will not be altered by the Reverse Split. Although the number of Class B Common Stock shares will be unaffected by the Reverse Split, the conversion price for the Class B Common Stock will be adjusted to reflect the Reverse Split and therefore, the number of Class A Common Stock issuable upon conversion of the Class B Common Stock shares will be adjusted. Following the Reverse Split, using the conversion price as calculated on the record date, adjusted for the Reverse Split, the Class B Common Stock would be convertible into approximately 985,400,000 shares of Class A Common Stock.

PURPOSES OF A REVERSE SPLIT

     The Board of Directors believes that the Reverse Split is desirable for several reasons:

     The Reverse Split also should enhance the acceptability of the Class A Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Class A Common Stock caused by the Reverse Split is expected to increase the market price of the Class A Common Stock. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. A Reverse Split should result in a price level for the Class A Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Class A Common Stock. The expected increased price level also may encourage interest and trading in the Class A Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Class A Common Stock outstanding after the Effective Date.

     However, there can be no assurance that any or all of these results will occur. If, for example, a one-for-forty-five Reverse Split is implemented, there can be no assurance that the market price per New Share after the Reverse Split will be forty-five times the market price per Old Share before the Reverse Split, or that such price will either exceed or remain in excess of the current market price. Further, there can be no assurance that the market for the Class A Common Stock will improve. Stockholders should note that the Board of Directors cannot predict what effect a Reverse Split will have on the market price of the Class A Common Stock.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

     THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF MM2'S COMMON STOCK AFTER THE PROPOSED REVERSE SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE SPLIT OR THAT THE PER SHARE MARKET PRICE OF MM2'S COMMON STOCK FOLLOWING THE REVERSE SPLIT WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT PER SHARE MARKET PRICE.

     There can be no assurance that the market price per new share of MM2 common stock (the "New Shares") after the Reverse Split will rise or remain constant in proportion to the reduction in the number of old shares of MM2 common stock (the "Old Shares") outstanding before the Reverse Split. For example, based on the market price of MM2's common stock on November 13, 2008 of $.0004 per share, following the Reverse Split of one-for-forty-five, there can be no assurance that the post-split market price of MM2's common stock would be $.018 per share or greater.

     Accordingly, the total market capitalization of MM2's common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of MM2's common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split. In many cases, the total market capitalization of a company following a Reverse Split is lower than the total market capitalization before the Reverse Split.

     THERE CAN BE NO ASSURANCE THAT THE REVERSE SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL ATTRACT INSTITUTIONAL INVESTORS AND BROKERS.

     While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors and brokers.

     THERE CAN BE NO ASSURANCE THAT THE REVERSE SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL INCREASE MM2'S ABILITY TO ATTRACT AND RETAIN EMPLOYEES.

     While the Board of Directors believes that a higher stock price may help MM2 attract and retain employees who are less likely to work for a company with a low stock price, there can be no assurance that the Reverse Split will result in a per share price that will increase MM2's ability to attract and retain employees and other service providers.

     A DECLINE IN THE MARKET PRICE FOR MM2'S COMMON STOCK AFTER THE REVERSE SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A REVERSE SPLIT, AND THE LIQUIDITY OF MM2'S COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A REVERSE SPLIT.

     The market price of MM2's common stock will also be based on MM2's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of MM2's common stock declines, the percentage decline as an absolute number and as a percentage of MM2's overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of MM2's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

EFFECT OF A REVERSE SPLIT

     A Reverse Split will be effected by means of filing the Amendment to the Certificate of Incorporation with the State of New Jersey. The par value of the Company's Class A Common Stock will remain unchanged at no par value per share and the number of authorized shares of the Company's Class A Common Stock will be 4 billion shares after the shareholder action is effective. As of record date, there were 449,999,999 Old Shares issued and outstanding.

     Because the Reverse Split would apply to all issued and outstanding shares of the Company's Class A Common Stock and outstanding rights to purchase the Company's Class A Common Stock or to convert other securities into the Company's Class A Common Stock, the proposed Reverse Split would not alter the relative rights and preferences of existing stockholders.

     Once the Reverse Split is effected, some stockholders may consequently own less than one hundred shares of the Company's Class A Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following implementation of a Reverse Split may be required to pay higher transaction costs should they subsequently determine to sell their shares of Class A Common Stock.

     Stockholders have no right under New Jersey law or the Company's Certificate of Incorporation or By-laws to dissent from a reverse stock split or to dissent from the issuance of a whole share in lieu of issuing fractional shares.

EXCHANGE OF STOCK CERTIFICATES

     As soon as practicable after the Effective Date of a Reverse Split, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to Fidelity Transfer Company, the Company's exchange agent ("Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified and changed as a result of the Reverse Split. Shareholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until he or she has surrendered his or her outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the federal income tax consequences of a Reverse Split is not, and should not be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. ACCORDINGLY, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS FOR AN ANALYSIS OF THE EFFECT OF THE TRANSACTION CONTEMPLATED BY THE PROPOSED AMENDMENT ON THEIR RESPECTIVE TAX SITUATIONS.

     The transactions contemplated by the Amendment constitute a "recapitalization" of the Company within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Therefore, neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes to the extent that issued shares of Class A Common Stock are exchanged for a reduced number of shares of Class A Common Stock.

     The shares of Class A Common Stock to be issued to each stockholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of Class A Common Stock held by such stockholder immediately prior to the Effective Date. A stockholder's holding period for the shares of Class A Common Stock to be issued will include the holding period for the shares of Class A Common Stock held thereby immediately prior to the Effective Date provided that such shares of Class A Common Stock were held by the stockholder as capital assets on the Effective Date.


                                    ACTION 5
                              ELECTION OF DIRECTORS

     MM2's bylaws provide that the Board of Directors shall consist of at least one and no more than five directors, with the exact number set by the Board of Directors. The current number is set at two. MM2's current board consists of two directors, Jerome Mahoney and Mark Meller who have both been nominated and have agreed to stand for reelection to the Board of Directors. Their term shall each be for one year, or until the next shareholders' meeting, whichever is earlier, and shall serve until there replacement is elected and duly qualified.


DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(A) OF THE EXCHANGE ACT.

The Company has two directors and one principal officer. Listed below is certain information concerning individuals who currently serve as directors and executive officers of the Company.

                                                               Period Served as
     Name                Age    Position                     Officer\Director
     ----                ---    --------                     ----------------

     Jerome R. Mahoney   48     Non-Executive                10-19-05 to present
                                Chairman of the Board of
                                Directors

     Mark Meller         49     President,                   10-19-05 to present
                                Chief Executive Officer,
                                Chief Financial
                                Officer and Director


     JEROME R. MAHONEY. Mr. Mahoney has been our Non-Executive Chairman of the Board of Directors since October 19, 2005. Mr. Mahoney started at Executone Information Systems, a telephone systems manufacturer, and was Director of National Accounts from 1988 to 1989. In 1989, Mr. Mahoney founded Voice Express, Inc., a New York company that sold voicemail systems and telephone system service contracts and installed these systems. Mr. Mahoney sold Voice Express Systems in 1993. From 1993 to 1997, Mr. Mahoney was President of IVS Corp., and on December 17, 1997, he established International Voice Technologies, which was merged with iVoice, Inc. on May 21, 1999. Since May 21, 1999, Mr. Mahoney has served as President and CEO of iVoice, Inc. Since January 2003 Mr. Mahoney has been Non-Executive Chairman of the Board of Directors of Trey Resources, Inc. Mr. Mahoney is the President, Chief Executive Officer, Chief Financial Officer and Secretary of iVoice Technology, Inc, Matawan, NJ, and has held this position since August 30, 2006. Mr. Mahoney was also the Non-Executive Chairman of the Board of Deep Field Technologies, Inc., Matawan, New Jersey, until January 27, 2007. Mr. Mahoney received a B.A. in finance and marketing from Fairleigh Dickinson University, Rutherford, N.J. in 1983.

     MARK MELLER. Mr. Meller has been the President, Chief Financial Officer and Director since October 19, 2005. Since May 7, 2008, Mr. Meller has been the President and Chief Executive Office of Thomas Pharmaceuticals, Ltd. From February 7, 2008 until October 23, 2008, Mr. Meller has been a member of the board of SpeechSwitch, Inc. From October 1, 2004 until January 27, 2007, Mr. Meller was the President, Chief Executive Officer, Chief Financial Officer and Director of Deep Field Technologies, Inc. From August 29, 2005 until August 29, 2006, Mr. Meller served as President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. Since September 15, 2003, Mr. Meller has been the President and Chief Executive Officer of Trey Resources, Inc. Since 1988, Mr. Meller has been Chief Executive Officer of Bristol Townsend & Co., Inc., a New Jersey based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc, a New Jersey based consulting firm providing advisory services for middle market leveraged buy-outs (LBO's). Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar. There are no agreements or understandings for the officer or directors to resign at the request of another person and the above-named officers and director is not acting on behalf of nor will act at the direction of any other person. As of the fiscal year ended June 30, 2008, the Company has an audit committee in place and has one non-executive member of the Board of Directors.

     There are no family relationships among the directors or executive officers.

     For the year ended June 30, 2008, the Board held no meetings. In addition, the Board acted through written unanimous consent in lieu of a meeting on 16 occasions.

CODE OF ETHICS.

     On October 13, 2006, the Board of Directors of the Company adopted a Code of Ethics for adherence by its senior corporate officers to ensure honest and ethical conduct; full, fair and proper disclosure of financial information in the Company's periodic reports filed pursuant to the Securities Exchange Act of 1934; and compliance with applicable laws, rules, and regulations. Any person may obtain a copy of our Code of Ethics by mailing a request to the Company at the address appearing on the front page of this Annual Report on Form 10-KSB.

AUDIT COMMITTEE

     During fiscal year 2008, Jerome Mahoney and Mark Meller served on the Audit Committee. The Audit Committee currently consists of Messrs. Mahoney and Meller, with Mr. Mahoney serving as the Chairman of the committee. The Audit Committee has no independent members and no member that may deemed a financial expert as defined in ss.228.401(e) of the regulations promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. The Company has been unable to attract a financial expert to sit on its Board of Directors. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report thereon and as to management's assessment of the effectiveness of internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes, although the members of the Audit Committee are not engaged in the practice of auditing or accounting. The Audit Committee did not met in 2008. The Board of Directors approved an Audit Committee Charter on October 13, 2006. As of this date, the Audit Committee operates pursuant to this Audit Committee Charter.

AUDIT COMMITTEE REPORT

     The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended June 30, 2008. The Audit Committee has:

     o reviewed and discussed the Company's audited financial statements with management and Bagell, Josephs, Levine & Company, L.L.C., the Company's independent accountants;

     o discussed with Bagell, Josephs, Levine & Company, L.L.C. the matters required to be discussed by Statement on Auditing Standards No. 114, as may be modified or supplemented; and

     o received from Bagell, Josephs, Levine & Company, L.L.C. the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them; and

     o been advised on October 8, 2008 by Bagell, Josephs, Levine and Company, LLC, our independent registered public accounting firm, that during their performance of audit procedures for the year ended June 30, 2008, they have identified a material weakness as defined in Public Company Accounting Oversight Board Standards No. 2 and No. 5 in our internal control over financial reporting.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008, for filing with the Securities and Exchange Commission.

                                               AUDIT COMMITTEE
                                               Jerome Mahoney, CHAIRMAN
                                               Mark Meller



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

RELATED PARTY ACCOUNTS DUE

     Reference is made to the employment and other arrangements with Mr. Meller and Mr. Mahoney set forth under Item 10 Executive Compensation above. As of June 30, 2008, the Company has accrued $1,031,002 of deferred compensation for the Chairman and the President of the Company. These deferrals will remain unpaid until the Board of Directors determines that the Company has sufficient liquidity to make such payments. The Chairman and the President of the Company have further agreed, however, to accept payment or partial payment, from time to time, in the form of the Company's Class A Common Stock and/or the Company's Class B Company Stock, at such time as the Board of Directors determines to issue such shares in satisfaction of these accrued liabilities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     We are not aware of any officer or director that did not comply with
Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended June 30, 2008.

EXECUTIVE COMPENSATION.

     The following table sets forth compensation information for services rendered by certain of our executive officers in all capacities during the last two completed fiscal years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                          EXECUTIVE COMPENSATION TABLE

                                                      All Other        Total
     Name and Position(s)         Year    Salary($)  Compensation   Compensation
     --------------------         ----    ---------  ------------   ------------

     Mark Meller                 2008(1)  $255,108    $40,896(3)      $296,004
       President, Chief          2007(2)  $231,917    $25,902(3)      $257,819
       Executive Officer,
       Chief Financial Officer
       and Director

(1) Reflects total compensation paid or accrued by the Company.

(2) Reflects total compensation paid or accrued by the Company.

(3) Health insurance and travel allowances paid or accrued pursuant to employment agreements.


COMPENSATION OF DIRECTORS

         The following table sets forth compensation information for services rendered by our directors during the last completed fiscal year. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred. Our directors did not receive any bonus, stock awards, option awards, non-equity incentive plan compensation, or nonqualified deferred compensation earnings during the last completed fiscal year.


                              DIRECTOR COMPENSATION

                                                      All Other        Total
     Name and Position(s)       Year     Salary($)   Compensation   Compensation
     --------------------       ----     ---------   ------------   ------------

     Jerome R. Mahoney         2008(1)   $255,108     $40,896(2)      $296,004
       Non-Executive
       Chairman of the Board
       Of Directors

(1) Reflects total compensation paid or accrued by the Company.

(2) Health insurance and travel allowances paid or accrued pursuant to employment agreements.


EMPLOYMENT CONTRACTS

     MM2 entered into employment agreements with Mr. Mahoney, as its Non-Executive Chairman of the Board and Mr. Meller, as its President and Board Member, as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to company sponsored fringe benefits and annual bonuses in accordance with MM2 policies and plans in effect for Executive officers of MM2. The executives shall also be granted stock options under MM2 stock option plan as adopted by the Board of Directors and the shareholders of MM2. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock. Each of these obligations was assumed by the Company in connection with the Acquisition.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following tables set forth certain information regarding the beneficial ownership of our voting securities as of October 10, 2008 of (i) each person known to us to beneficially own more than 5% of the applicable class of voting securities, (ii) our directors, (iii) and each named executive officer and (iv) all directors and executive officers as a group. As of November 25, 2008 there were a total of 449,999,999 shares of Class A Common Stock outstanding and 9,977,254 shares of Class B common stock outstanding. Each share of Class A Common Stock is entitled to one vote and each share is Class B common stock is entitled to 100 votes on matters on which holders of common stock are eligible to vote.

     The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 10, 2008 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.


                        OWNERSHIP OF CLASS A COMMON STOCK

                                                                  Class A Common Stock
                                                                   Beneficially Owned
                                                                ------------------------
Name/Address                      Title of Class                Number           Percent
------------                      --------------                ------           -------
Jerome R. Mahoney (Chairman)      Class A Common Stock     24,856,825,793(1)      98.5%
c/o MM2 Group, Inc.               Class B Common Stock          4,988,187         50.0%
5 Regent Street, Suite 520
Livingston, New Jersey  07039

Mark Meller (President)           Class A Common Stock     24,876,381,032(2)      98.5%
c/o MM2 Group, Inc.               Class B Common Stock          4,989,067         50.0%
5 Regent Street, Suite 520
Livingston, New Jersey  07039

YA Global Investments, LP         Class A Common Stock      3,840,878,889(3)      89.5%
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302

Director and executive officer    Class A Common Stock      1,442,116,514         99.4%
as a group                        Class B Common Stock          9,977,254        100.0%

---------------------------

(1) Includes a) 2,644,604,444 shares of our Class A Common Stock issuable upon conversion of $590,086 due to related party accounts with Mr. Mahoney, (b) 22,169,720,000 shares of our Class A Common Stock issuable upon conversion of 4,988,187 shares of our Class B common stock owned by Mr. Mahoney and
     (c) 64,501,349 shares of our Class A Common Stock owned by Mr. Mahoney. Mr. Mahoney has agreed to accept payment or partial payment, from time to time, in the form of the Company's Class A Common Stock and/or the Company's Class B Company Stock, at such time as the Board of Directors determines to issue such shares in satisfaction of these accrued liabilities. A holder of Class B Common Stock has the right to convert each share of Class B Common Stock into the number of shares of Class A Common Stock determined by dividing the number of Class B Common Stock issued its Class A Common Stock.

(2) Includes a) 2,642,160,000 shares of our Class A Common Stock issuable upon conversion of $594,486 due to related party accounts with Mr. Meller, (b) 22,173,631,111 shares of our Class A Common Stock issuable upon conversion of 4,989,067 shares of our Class B common stock owned by Mr. Meller and (c) 60,589,921 shares of our Class A Common Stock owned by Mr. Meller. Mr. Meller has agreed to accept payment or partial payment, from time to time, in the form of the Company's Class A Common Stock and/or the Company's Class B Company Stock, at such time as the Board of Directors determines to issue such shares in satisfaction of these accrued liabilities. A holder of Class B Common Stock has the right to convert each share of Class B Common Stock into the number of shares of Class A Common Stock determined by dividing the number of Class B Common Stock being converted by a 50% discount of the lowest price that the Company had ever issued its Class A Common Stock.

(3) Includes a) 3,820,128,889 shares of our Class A Common Stock issuable upon conversion of $1,719,058 of YA Global Convertible Debentures and b) 20,750,000 shares of our Class A Common Stock issuable upon conversion of the YA Global Warrants.

                                                                      APPENDIX A

                                 MM2 GROUP, INC.
                            2007 STOCK INCENTIVE PLAN

1. PURPOSES.
The purpose of the MM2 Group, Inc. 2007 Stock Incentive Plan (the "Plan") is to
(i) provide long-term incentives and rewards to employees, directors, independent contractors or agents ("Eligible Participants") of MM2 Group, Inc. ("the Company") and its subsidiaries; (ii) assist the Company in attracting and retaining employees, directors, independent contractors or agents with experience and/or ability on a basis competitive with industry practices; and
(iii) associate the interests of such employees, directors, independent contractors or agents with those of the Company's stockholders.

2. EFFECTIVE DATE.

The Plan is effective as of the date it is adopted by the Board of Directors of the Company and Awards may be made under the Plan on and after its effective date.

3. ADMINISTRATION OF THE PLAN.
The Plan shall be administered by the Board of Directors or a committee appointed by the Board of Directors of the Company (hereinafter referred to as the "Board") and the Board shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the Eligible Participants to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each Eligible Participant selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company stockholders, any participants in the Plan and any other Eligible Participant of the Company.

All employees of the Company and all employees of Affiliates shall be eligible to participate in the Plan. The Board, in its sole discretion, shall from time to time designate from among the eligible employees and among directors, independent contractors or agents those individuals who are to receive awards under and thereby become participants in the Plan. For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Board, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with the Company. For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4. AWARDS.
(a) Types. Awards under the Plan shall be made with reference to shares of the Company common stock and may include, but need not be limited to, stock options (including non-statutory stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the issuance of shares of the Company common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of the Company common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law and (ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

(b) Performance Goals. The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Company and/or its Affiliates as it may select.

(c) Rules and Policies. The Board may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards.

5. SHARES OF STOCK SUBJECT TO THE PLAN.
The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company's Class A Common Stock, no par value per share, as determined by the Board from time to time. Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6. PAYMENT OF AWARDS.
The Board shall determine the extent to which awards shall be payable in cash, shares of the Company common stock or any combination thereof. The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7. VESTING.
The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8. DILUTION AND OTHER ADJUSTMENT.
In the event of any change in the outstanding shares of the Company common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of the Company ), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9. MISCELLANEOUS PROVISIONS.
(a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of the Company common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(b) Assignment to Transfer. No award under this Plan shall be transferable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company), except (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holders or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Board, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board in each case subject to the condition that the Board be satisfied that such transfer is being made for the estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

(c) Agreements. All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall adopt.

(d) Compliance with Legal Regulations. During the term of the Plan and the term of any awards granted under the Plan, the Company will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for the Company in order to grant shares of the Company common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for the Company the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such shares. In any event, the Company shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or the Company receives evidence satisfactory to the Board that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. the Company's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to the Company being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

(e) Withholding Taxes. the Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of awards in cash or the Company common stock shall be subject to currency or other restrictions imposed by any government.

(f) No Rights to Award. No Eligible Participant or other person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

(g) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any Eligible Participant receiving an award.

(h) Funding of Plan. The Plan shall be unfunded. the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10. AMENDMENTS AND TERMINATION.
(a) Amendments. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

Unless the majority of the directors of the Company present, or represented, and entitled to vote at a meeting of directors shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4 of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan. For purposes of this section 10 (a), any (A) cancellation and re-issuance or (B) repricing of any awards made under the Plan at a new option price shall not constitute an amendment of this Plan.

With consent of the Eligible Participant adversely affected, the Board may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

(b) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after July 8, 2017.

                                                                      APPENDIX B

                           GENOTEC NUTRITIONALS, INC.
                            2007 STOCK INCENTIVE PLAN

1. PURPOSES.
The purpose of the Genotec Nutritionals, Inc. 2007 Stock Incentive Plan (the "Plan") is to (i) provide long-term incentives and rewards to employees, directors, independent contractors or agents ("Eligible Participants") of Genotec Nutritionals, Inc. ("the Company") and its subsidiaries; (ii) assist the Company in attracting and retaining employees, directors, independent contractors or agents with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such employees, directors, independent contractors or agents with those of MM2's stockholders.

2. EFFECTIVE DATE.

The Plan is effective as of the date it is adopted by the Board of Directors of MM2 Group, Inc. ("MM2") and Awards may be made under the Plan on and after its effective date.

3. ADMINISTRATION OF THE PLAN.
The Plan shall be administered by the Board of Directors or a committee appointed by the Board of Directors of MM2 (hereinafter referred to as the "Board") and the Board shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the Eligible Participants to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each Eligible Participant selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including MM2 stockholders, any participants in the Plan and any other Eligible Participant of the Company.

All employees of the Company and all employees of Affiliates shall be eligible to participate in the Plan. The Board, in its sole discretion, shall from time to time designate from among the eligible employees and among directors, independent contractors or agents those individuals who are to receive awards under and thereby become participants in the Plan. For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Board, that is a subsidiary corporation of MM2 (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with MM2. For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4. AWARDS.
(a) Types. Awards under the Plan shall be made with reference to shares of MM2 common stock and may include, but need not be limited to, stock options (including non-statutory stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the issuance of shares of MM2 common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of MM2 common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by MM2 in order to assure compliance with applicable state law and (ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

(b) Performance Goals. The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of MM2 and/or its Affiliates as it may select.

(c) Rules and Policies. The Board may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards.

5. SHARES OF STOCK SUBJECT TO THE PLAN.
The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of five (5) million MM2 Group, Inc. Class A Common Stock, no par value per share, as determined by the Board from time to time. Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6. PAYMENT OF AWARDS.
The Board shall determine the extent to which awards shall be payable in cash, shares of MM2 common stock or any combination thereof. The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of MM2 common stock or a combination thereof shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7. VESTING.
The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of MM2 common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8. DILUTION AND OTHER ADJUSTMENT.
In the event of any change in the outstanding shares of MM2 common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of MM2 ), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9. MISCELLANEOUS PROVISIONS.
(a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of MM2 common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(b) Assignment to Transfer. No award under this Plan shall be transferable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to MM2), except (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holders or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Board, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board in each case subject to the condition that the Board be satisfied that such transfer is being made for the estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

(c) Agreements. All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall adopt.

(d) Compliance with Legal Regulations. During the term of the Plan and the term of any awards granted under the Plan, MM2 will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for MM2 in order to grant shares of MM2 common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for MM2 the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of MM2 to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, MM2 shall not be obligated to transfer, issue or sell any such shares. In any event, MM2 shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or MM2 receives evidence satisfactory to the Board that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. MM2's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to MM2 being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

(e) Withholding Taxes. the Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of MM2 to make delivery of awards in cash or MM2 common stock shall be subject to currency or other restrictions imposed by any government.

(f) No Rights to Award. No Eligible Participant or other person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

(g) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any Eligible Participant receiving an award.

(h) Funding of Plan. The Plan shall be unfunded. the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10. AMENDMENTS AND TERMINATION.
(a) Amendments. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

Unless the majority of the directors of MM2 present, or represented, and entitled to vote at a meeting of directors shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4 of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan. For purposes of this section 10 (a), any (A) cancellation and re-issuance or (B) repricing of any awards made under the Plan at a new option price shall not constitute an amendment of this Plan.

With consent of the Eligible Participant adversely affected, the Board may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

(b) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after July 8, 2017.